SUPPLEMENT DATED DECEMBER 17, 2007
TO

PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE,
FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE, AND
LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement contains information about the MFS/ Sun Life Series Trust.

On or about January 1, 2008, the name of the MFS/ Sun Life Series Trust will be changed to MFS Variable Insurance Trust II.

In addition, all of the funds under this Series Trust will be renamed by removing the reference to Sun Life and replacing the word "Series" with "Portfolio."

Please retain this supplement with your prospectus for future reference.

        SLUS 12/07